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                                                                    EXHIBIT 10.3
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                             THE TJX COMPANIES, INC.
                      LONG RANGE PERFORMANCE INCENTIVE PLAN

                        (AS AMENDED THROUGH JUNE 3, 1997)



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          THE TJX COMPANIES, INC. LONG RANGE PERFORMANCE INCENTIVE PLAN
          -------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------



1.       Purpose..............................................................1
         -------

2.       Definitions..........................................................1
         -----------

3.       Term.................................................................1
         ----

4.       Plan Administration..................................................1
         -------------------

5.       Eligibility and Target Award.........................................1
         ----------------------------

6.       Award Goals..........................................................2
         -----------

7.       Determination of Awards..............................................2
         -----------------------

8.       Termination..........................................................4
         -----------

9.       Transferability......................................................4
         ---------------

10.      Designation of Beneficiary...........................................4
         --------------------------

11.      Change of Control; Mergers, etc......................................5
         -------------------------------

12.      Amendment and Modification...........................................5
         --------------------------

13.      Withholding Taxes....................................................5
         -----------------

14.      Future Rights........................................................6
         -------------

15.      Controlling Law......................................................6
         ---------------

16.      Awards to Certain Officers...........................................6
         --------------------------




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                             THE TJX COMPANIES, INC.
                      LONG RANGE PERFORMANCE INCENTIVE PLAN


1.   Purpose
     -------

     The purpose of The TJX Companies, Inc. Long Range Performance Incentive Plan (the "Plan") is to promote the long-term success of The TJX Companies, Inc. (the "Company") and its shareholders by providing competitive incentive compensation to those officers and selected employees upon whose judgment, initiative, and efforts the Company depends for its profitable growth.

2.   Definitions
     -----------

     Reference is hereby made to the Company's 1986 Stock Incentive Plan (the "1986 Plan"). Terms defined in the 1986 Plan and not otherwise defined herein are used herein with the meanings so defined.

3.   Term
     ----

     The plan shall be effective as of January 25, 1992 (the start of fiscal year 1993), and the Plan shall remain in effect until terminated by the Company's Board of Directors (the "Board").

4.   Plan Administration
     -------------------

     The Plan shall be administered by the same Committee that administers the 1986 Plan. The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, consistent with the 1986 Plan.

5.   Eligibility and Target Award
     ----------------------------

     Any key employee (an "Employee") of the Company or any of its Subsidiaries who could receive an award under the 1986 Plan shall be eligible to receive awards under the Plan.

     At the commencement of each three-year performance cycle (the "Performance Cycle"), the Committee shall designate those who will participate in the Plan (the "Participants") and their target awards (the "Awards"). Subsequent to the

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     commencement of a Performance Cycle, the Committee may, in special circumstances, designate additional Participants and their target Awards for such Performance Cycle.

6.   Award Goals
     -----------

     At the commencement of each Performance Cycle, the Committee shall set one or more performance goals (the "Performance Goals") for such Performance Cycle, the relative weight to be given to each Performance Goal, and a schedule for determining payments if actual performance is above or below the goal. For the Performance Cycles for fiscal years 1995-1997 and thereafter, Awards shall not provide for any minimum payment; however, the Committee for each such Cycle shall establish a maximum (not to exceed 150%) of the Award which may be earned.

     At any time designated by the Committee during a Performance Cycle or thereafter, but prior to Award payment, appropriate adjustments in the goals may be made by the Committee to avoid undue windfalls or hardships due to external conditions outside the control of management, nonrecurring or abnormal items, or other matters as the Committee shall, in its sole discretion, determine appropriate to avoid undue windfalls or hardships.

     As soon as practicable after the end of the Performance Cycle, the Committee shall determine what portion of each Award has been earned. The Award payment shall be paid in cash.

7.   Determination of Awards
     -----------------------

     a. Upon completion of each Performance Cycle and certification of the Company's financial statements by the Company's independent public accountants for the Fiscal Years included in such Performance Cycle, the Committee shall review performance relative to Performance Goals, and determine the value of the Awards for each Performance Cycle, subject to the approval of the President of TJX and/or the Chairman of the Committee.

          Achievement of Performance Goals shall result in payment of the target Award. Failure to achieve Performance Goals will result in a decrease or elimination of the Participant's Award. Exceeding Performance Goals will result in an increased Award.

          Performance Goal Awards may be adjusted upward or downward by the Committee due to special circumstances or individual performance review. Without limiting the generality of the foregoing, the Committee may reduce or eliminate Awards to Participants receiving "Needs Improvement" performance ratings.

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     b.   If an employee becomes a Participant after the beginning of a
          Performance Cycle, the Award payable to him or her shall be prorated in accordance with the portion of the Performance Cycle in which he or she is a Participant.

     c. In the event of termination of employment of a Participant for any reason prior to the last day of the Performance Cycle, a Participant thereafter shall have no further rights under the Plan and shall not be entitled to payment of any Award.

          If termination of employment occurs (i) by reason of death, (ii) by reason of normal retirement under a retirement plan of the Company, or
          (iii) with the consent of the Company, the Committee may, in its sole discretion, value and direct that all or some portion of the Award be deemed earned and payable, taking into account the duration of employment during the Performance Cycle, the Participant's performance, and other matters as the Committee shall deem appropriate. In the event of termination of employment for cause, as defined and determined by the Committee in its sole discretion, no payment shall be made with regard to any prior or current Performance Cycle.

     d. If a Participant shall be actively employed by the Company less than a full Performance Cycle because of an accident or illness but completes 26 weeks of active employment during said Performance Cycle, the Award otherwise payable to said Participant for said Performance Cycle shall not be reduced because of a failure of active employment due to such accident or illness.

          If a Participant shall be actively employed by the Company less than a full Performance Cycle because of an accident or illness and does not complete 26 weeks of active employment during said Performance Cycle, said Participant shall receive such Award, if any, for said Performance Cycle as the Committee shall determine.

          Any time for which a Participant receives sick leave and/or vacation payments shall be deemed active employment time. Any time for which a Participant received short-term income protection, short-term disability and/or long-term disability payments shall not be deemed active employment time.

          The provisions in this Section 7 are subject to the terms of any employment agreement, severance agreement or severance plan applicable to any one or more participants and in the event of any conflict, such terms shall control payment.



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8.   Termination
     -----------

     Awards are forfeited at termination of employment. However, if termination of employment occurs by reason of (i) death, (ii) disability (as determined under the 1986 Plan), (iii) normal retirement under a retirement plan of the Company, or (iv) with the consent of the Company, the Committee may, in its sole discretion, direct that all or a portion of a Participant's Award be paid, taking into account the duration of employment during the Performance Cycle, the Participant's performance, and such other matters as the Committee shall deem appropriate. This Section 8 shall not apply to the extent the rights of a Participant in such circumstances are governed by another agreement.

9.   Transferability
     ---------------

     Awards under the Plan will be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution.

10.  Designation of Beneficiary
     --------------------------

     a. Subject to applicable law, each Participant shall have the right to file with the Committee, to the attention of the Vice President, Human Services Director of TJX, a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may from time to time revoke or change his or her beneficiary by filing a new designation with the Committee The last such designation received by the Committee shall be controlling, provided, however, that not designation change or revocation thereof shall be effective unless received by the Committee prior to the Participant's death and in no event shall it be effective as of date prior to receipt.

     b. If no such beneficiary designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon his or her death shall be made to the Participant's estate. If the Committee is in doubt as to the right of any person to receive any amount, the Committee may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan, the Company, and the Committee therefor.

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11.  Change of Control; Mergers, etc.
     --------------------------------

     a. In the event the Company undergoes a Change of Control as defined in the 1986 Plan, this Plan shall automatically terminate and within 30 days following such Change of Control, whether or not a Participant's employment has been terminated, the Company shall pay to the Participant the following in a lump sum in full payment of his or her
          Award:

          An amount with respect to each Performance Cycle for which the Participant has been designated as a Plan Participant equal to 50 percent of the product of (i) the maximum Award for the Participant for such Performance Cycle and (ii) a fraction, the denominator of which is the total number of fiscal years in the Performance Cycle and the numerator of which is the number of fiscal years which have elapsed in such Performance Cycle prior to the Change of Control (for purposes of this fraction, if the Change of Control occurs during the first quarter of a fiscal year, then one-quarter of the fiscal year shall be deemed to have lapsed prior to the Change of Control, and if the Change of Control occurs after the first quarter of the fiscal year, then the full fiscal year shall be deemed to have elapsed prior to the Change of Control). For purposes of this paragraph (a), the Valuation Date shall be the day preceding the date of the Change of Control. This paragraph (a) shall not apply to any Participant whose rights under this Plan upon a Change of Control are governed by another agreement or plan.

     b. In the event of a merger or consolidation with another company or in the event of a liquidation or reorganization of the Company, other than any merger, consolidation, reorganization or other event that constitutes a Change of Control, the Committee may in its sole discretion determine whether to provide for adjustments and settlements of Awards. The Committee may make such determination at the time of the Award or at a subsequent date.

12.  Amendment and Modification
     --------------------------

     The Board may from time to time amend, modify, or discontinue the Plan or any provision hereof. No such amendment to, or discontinuance, or termination of the Plan shall, without the written consent of a Participant, adversely affect any rights of such Participant under an outstanding Award.

13.  Withholding Taxes
     -----------------

     The Company shall have the right to deduct withholding taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or

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     appropriate to satisfy its obligations for withholding federal, state, or local income or other taxes incurred by reason of payments pursuant to the Plan.

     Participants may elect in a writing furnished to the Committee prior to the Valuation Date to satisfy their federal tax obligations with respect to any shares paid hereunder by directing the Company to withhold an equivalent value of shares.

14.  Future Rights
     -------------

     No person shall have any claim or rights to be granted an Award under the Plan, and no Participant shall have any rights under the Plan to be retained in the employ of the Company.

15.  Controlling Law
     ---------------

     This Plan shall be construed and enforced according to the laws of the Commonwealth of Massachusetts, to the extent not preempted by Federal law, which shall otherwise control.

16.  Awards to Certain Officers
     --------------------------

     The provisions of this Section 16 shall apply, notwithstanding any other provision of the Plan to the contrary, in the case of any Award made to a person expected to be described in Section 162(m) of the Internal Revenue Code ("Section 162(m)") at the time the Award is to be paid, as determined by the Committee at the time of the Award. In the case of any such Award:
     (a) Performance Goals shall be based on any one or more of the following (on a consolidated, divisional, line of business, geographical or area of executive's responsibilities basis): one or more items of or within (i) sales, revenues, assets or expenses; (ii) earnings, income or margins, before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations and aggregate or per share basis; (iii) return on investment, capital, assets, sales or revenues; and (iv) stock price; (b) the specific Performance Goals established by the Committee with respect to any Award shall be subject to mandatory adjustment for any change in law (including tax laws and statutory rates), regulations and interpretations occurring after the grant date affecting such divisional pre-tax earnings by more than one (1%) percent; (c) the maximum amount payable under any Plan Award to any such individual shall be $2,000,000; (d) no payment shall be made under the Award unless the applicable Performance Goals, which shall have been preestablished within the meaning of Section 162(m), have been met, nor shall any such payment be made until the Committee certifies in accordance with Section 162(m) that such Goals have been met; and (e) those provisions of the Plan generally applicable to Awards hereunder which give to the Committee or any other person discretion to modify the Award after the

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     establishment and grant of the Award, or which if applied to an Award described in this Section 16 might otherwise cause such Award to fail to qualify as a performance-based award under Section 162(m), shall be deemed inapplicable to the extent (but only to the extent) the retention of such discretion by such person or the application of such provision would be deemed inconsistent with qualification of the Award as performance-based within the meaning of Section 162(m).

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